THE LIFECHOICE FUNDS

                                                                   ANNUAL
                                                                   REPORT
                                                               OCTOBER 31,
                                                                     1999
                                 LOGO (R)
                              Victory Funds

Victory Funds
Risk/Reward Investment Spectrum

The Victory Funds offer a combined total of 32 money market, fixed income, specialty and equity mutual funds for individuals and institutions.

LOW      REWARD     HIGH

Money Market
Ohio Municipal Money Market
Tax-Free Money Market
Institutional Money Market
Financial Reserves
Prime Obligations
Gradison Government Reserves
Federal Money Market
U.S. Government Obligations

Income
Taxable
Investment Quality Bond
Government Mortgage
Fund for Income
Intermediate Income
Limited Term Income

Tax-Free
Ohio Municipal Bond
New York Tax-Free
National Municipal Bond

Specialty
Real Estate Investment
Convertible Securities
Balanced
LifeChoice Growth Investor
LifeChoice Moderate Investor
LifeChoice Conservative Investor

Growth/Equity
International Growth
Small Co. Opportunity
Ohio Regional Stock
Special Value
Growth
Stock Index
Diversified Stock
Established Value
Lakefront
Value

LOW      RISK      HIGH

Source: Investment Product Group, Key Asset Management.

This report is authorized for distribution only when preceded or accompanied by a current prospectus for the LifeChoice Funds. For more complete information including a prospectus, which includes fees and ongoing expenses, please call 1-800-539-FUND.(R) Please read it carefully before investing or sending money.

TABLE OF CONTENTS

Letter to our Shareholders                   2

1999 Annual Report Commentary                3

Financial Statements
Schedules of Investments                     5
Statements of Assets and Liabilities         8
Statements of Operations                     9
Statements of Changes in Net Assets         10
Financial Highlights                        11
Notes to Financial Statements               12
Report of Independent Accountants           16

NOT FDIC INSURED
Shares of the Victory Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Year 2000 Issues. Like all mutual funds, the Funds could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. The risk of such a computer failure may be greater as it relates to investments in foreign countries. The Funds' service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Funds. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to the Funds.

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to The Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from The Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for the Victory LifeChoice Funds.

LOGO (R)
Victory Funds
1-800-539-FUND (R)
(1-800-539-3863)

Letter to our Shareholders

On behalf of Victory Funds, thank you for your continued support and confidence in using Victory Funds to help realize your investment goals! I am pleased to present the Victory LifeChoice Funds' Annual Report for the period ended October 31, 1999. I hope you find this report useful, easy to read, and a valuable tool.

At Victory Funds, we recognize that you, our valued shareholder, are the key to our continued success. Your ongoing investor confidence has enabled the Funds, as a whole, to grow year-after-year. Victory Funds are now 32 mutual funds strong with more than $18 billion in assets under management.

Because we believe that an informed investor is the best investor, I thought it was important to share with you "What Makes Victory Funds Different?" I am confident that after you review the following points of interest you will be further reassured of your investment in Victory Funds and in a better position to share the Victory story with your family, friends, and business associates. So, "What Makes Victory Funds Different?"

Truth in Labeling. It's the essence of Victory Funds. Our portfolio managers and teams are known for adhering to a fund's investment style and objective. In simple terms, "we stick to our knitting."

A Disciplined Investment Process. Key Asset Management, the adviser to Victory Funds, draws from over 100 years of investment management experience and employs a structured and disciplined process of selecting securities for Victory portfolios.

Team Approach to Investment Management. A knowledgeable team of investment professionals backs the portfolio management of each Victory Fund. Although each Victory Fund features one or two portfolio managers, you benefit from a number of talented investment minds supporting their efforts.

Guidance. Victory strives to make sure you have the information you need to make the best investment decisions. The guidance available through investment consultants, "www.victoryfunds.com," our educational materials, and Victory Funds Service Center (1-800-539-FUND) all come together for one purpose -- our shareholders.

Performance. The bottom-line -- results. At Victory Funds, we strive for optimal investment returns at reasonable risk levels. We are committed to managing the risk/return equation for Victory shareholders.

Again, thank you for choosing the Victory Funds to help you realize your financial goals and, as always, we welcome your comments on this report.

/s/ Leigh A. Wilson
Leigh A. Wilson
President
Victory Funds

1999 Portfolio Manager Commentary

For the period November 1, 1998 through October 31, 1999, the equity market was again dominated by growth investing over the value style and by larger stocks over smaller company stocks. The growth/value gap was widest with mid sized stocks where the S&P 400 Mid-Cap Growth posted a hefty 40.39% gain versus a measly 4.00% increase for the S&P 400 Mid-Cap Value Index. The variance between large and small stocks can be seen by comparing the S&P 500 25.66% versus the Russell 2000 14.87%. Foreign equities were less volatile for investors, with the MSCI All Country World Index posting positive figures for each quarter and a 12-month return of 25.26%. The convertible securities market had another above-average year, with the Lipper Convertible Securities Fund Index up 20%. Unfortunately Real Estate continued to underperform, with the Morgan Stanley REIT Index down 6.26% for the year. Rounding out the major asset classes, bonds had a rough 12 months, with the Lehman Aggregate Bond Index posting an unimpressive 0.53% increase.

Within the complex and sometimes confusing investment world, the Victory LifeChoice Funds are designed to provide diversified, total portfolio solutions with exposure to all major asset classes and to different investment styles. During fiscal year 1999, the Conservative Investor Fund 8.24% at NAV crushed the performance of the Lehman Aggregate Bond Index 0.53% and, as expected, came in short of the average balanced fund. The Moderate Investor Fund 12.42% ended the fiscal year just shy of the Lipper Balanced Fund Index 12.56%. And the more-aggressive Growth Investor Fund 15.33% was well ahead of the Lipper Balanced Fund Index while, as expected, trailing the S&P 500 Index 25.66%.

The LifeChoice Funds each performed as expected against the Lipper
Balanced Index and differences in performance can be traced to a few key areas. Our allocation decisions were made with the long-term investor in mind and with a close eye to the over-valued areas in the equity markets. Keeping in line with the conservative nature of the product, the portfolios continued to be overweight in value funds with respect to growth funds. The LifeChoice Funds use real estate and convertible positions as fixed income substitutes and, while slightly underperforming the Lehman Aggregate Bond Index, our Victory Real Estate Investment Fund turned in a relatively strong performance in an asset class that was otherwise negative. The 12-month return on the Victory REIT Fund, at 0.03% at NAV, was more than 6% ahead of the Morgan Stanley REIT Index at -6.26%. Our Victory Convertible Securities Fund, which came in behind the Lipper Convertible Securities Fund Index, still made a substantial contribution to our fixed income allocations, outperforming the Lehman Aggregate Bond Index by over 12%.

The LifeChoice Investment Committee, led by Key Asset Management's Chief Investment Officer, Tony Aveni and Chief Market Strategist, Charlie Crane, maintains a long-term approach, with an emphasis on true asset allocation. In fiscal year 2000 we expect to realize more modest returns from the stock market. We continue to believe that the dominance of large equities will soon run its course and think that mid-cap and smaller stocks are poised to deliver better returns. Finally, a continued slight over-weight in bonds appears to be a favorable position. In general we believe that a diversified, asset allocation approach to portfolio management will properly position our Funds to take advantage of the best, while minimizing the worst areas of the market next year.

S&P 400 Mid-Cap Value is constructed by dividing the stocks in the S&P Mid-Cap Index according to the price-to-book ratio. The lower ratios are in the Value index.

S&P 400 Mid-Cap Growth is constructed by dividing the stocks in the S&P Mid-Cap Index according to the price-to-book ratio. The higher ratios are in the Growth index.

Russell 2000 measures the performance of the 2000 smallest companies of the Russell 3000, which represents approximately 10% of the total market capitalization of the Russell 3000. The median market cap is $394.6 million.

MSCI All Country World ex USA: Total return represent both the developed and the emerging equity markets calculated with gross dividends reinvested.

Lipper Convertible Securities Fund Index invests its portfolio primarily in convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

The Morgan Stanley REIT Index (MSREIT Index) is a capitalization weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund (Lipper Balanced) investment category.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

An investor cannot invest directly in an index.

LifeChoice Conservative Investor Fund

Total Return
As of 10/31/99
One Year                      8.24%
Since Inception 12/31/96      7.76%

                     Conservative        S&P500       Lehman Aggregate
Dec-1996             10000               10000        10000
Jan-1997             10110               10613.16     10030.65
Feb-1997             10110               10676.07     10055.6
Mar-1997              9939.4             10221.12      9944.17
Apr-1997             10090.76            10818.09     10093.03
May-1997             10433.85            11455.02     10188.44
Jun-1997             10675.7             11949.12     10309.37
Jul-1997             11092.56            12882.92     10587.38
Aug-1997             10919.71            12142.85     10497.08
Sep-1997             11285.81            12788.28     10651.89
Oct-1997             11121.8             12347.37     10806.42
Nov-1997             11162.81            12897.9      10856.18
Dec-1997             11270.81            13100.81     10965.48
Jan-1998             11333.13            13233.78     11106.26
Feb-1998             11623.99            14166.09     11097.9
Mar-1998             11904.59            14873.63     11136.03
Apr-1998             11967.3             15008.63     11194.16
May-1998             11831.43            14726.07     11300.34
Jun-1998             11925.27            15306.84     11396.18
Jul-1998             11724.76            15129.86     11420.42
Aug-1998             10901.6             12923.28     11606.28
Sep-1998             11205.09            13730.31     11878.06
Oct-1998             11418.12            14832.05     11815.25
Nov-1998             11737.66            15709.01     11882.31
Dec-1998             11998.89            16594.61     11918.04
Jan-1999             12088.27            17275.14     12003.1
Feb-1999             11797.79            16717.46     11793.56
Mar-1999             11992.62            17366        11858.92
Apr-1999             12419.72            18024.93     11896.49
May-1999             12329.81            17574.71     11792.29
Jun-1999             12537.88            18531.59     11754.72
Jul-1999             12390.38            17937.72     11704.67
Aug-1999             12288.26            17825.54     11698.72
Sep-1999             12153.1             17316.59     11834.53
Oct-1999             12359.47            18399.56     11878.2

Past performance is not predictive of future results.

LifeChoice Moderate Investor Fund

Total Return
As of 10/31/99
One Year                     12.42%
Since Inception 12/31/96      9.36%

                     Moderate            S&P500       Lehman Aggregate
Dec-1996             10000               10000        10000
Jan-1997             10140               10613.16     10030.65
Feb-1997             10250               10676.07     10055.6
Mar-1997              9952.93            10221.12      9944.17
Apr-1997             10093.54            10818.09     10093.03
May-1997             10575.62            11455.02     10188.44
Jun-1997             10877.2             11949.12     10309.37
Jul-1997             11352.32            12882.92     10587.38
Aug-1997             11129.92            12142.85     10497.08
Sep-1997             11618.89            12788.28     10651.89
Oct-1997             11324.35            12347.37     10806.42
Nov-1997             11364.98            12897.9      10856.18
Dec-1997             11482.66            13100.81     10965.48
Jan-1998             11513.58            13233.78     11106.26
Feb-1998             11977.42            14166.09     11097.9
Mar-1998             12354.25            14873.63     11136.03
Apr-1998             12447.37            15008.63     11194.16
May-1998             12199.04            14726.07     11300.34
Jun-1998             12307.84            15306.84     11396.18
Jul-1998             11995.45            15129.86     11420.42
Aug-1998             10704.28            12923.28     11606.28
Sep-1998             11063.44            13730.31     11878.06
Oct-1998             11461.55            14832.05     11815.25
Nov-1998             11922.53            15709.01     11882.31
Dec-1998             12382.08            16594.61     11918.04
Jan-1999             12447.31            17275.14     12003.1
Feb-1999             12034.21            16717.46     11793.56
Mar-1999             12253.19            17366        11858.92
Apr-1999             12733.28            18024.93     11896.49
May-1999             12645.99            17574.71     11792.29
Jun-1999             13029.44            18531.59     11754.72
Jul-1999             12875.76            17937.72     11704.67
Aug-1999             12755.02            17825.54     11698.72
Sep-1999             12564.26            17316.59     11834.53
Oct-1999             12884.72            18399.56     11878.2

Past performance is not predictive of future results.

LifeChoice Growth Investor Fund

Total Return
As of 10/31/99
One Year                            15.33%
Since Inception 12/31/96            10.84%

                    Growth        S&P500       Lehman Aggregate
Dec-1996          10000           10000        10000
Jan-1997          10200           10613.16     10030.65
Feb-1997          10170           10676.07     10055.6
Mar-1997           9918.15        10221.12      9944.17
Apr-1997          10108.88        10818.09     10093.03
May-1997          10741.31        11455.02     10188.44
Jun-1997          11105.41        11949.12     10309.37
Jul-1997          11608.83        12882.92     10587.38
Aug-1997          11347.05        12142.85     10497.08
Sep-1997          11951.04        12788.28     10651.89
Oct-1997          11496.82        12347.37     10806.42
Nov-1997          11547.28        12897.9      10856.18
Dec-1997          11690.57        13100.81     10965.48
Jan-1998          11670           13233.78     11106.26
Feb-1998          12307.48        14166.09     11097.9
Mar-1998          12794.98        14873.63     11136.03
Apr-1998          12908.31        15008.63     11194.16
May-1998          12568.34        14726.07     11300.34
Jun-1998          12684.47        15306.84     11396.18
Jul-1998          12322.65        15129.86     11420.42
Aug-1998          10678.94        12923.28     11606.28
Sep-1998          11083.73        13730.31     11878.06
Oct-1998          11607.54        14832.05     11815.25
Nov-1998          12141.82        15709.01     11882.31
Dec-1998          12719.55        16594.61     11918.04
Jan-1999          12730.44        17275.14     12003.1
Feb-1999          12229.5         16717.46     11793.56
Mar-1999          12472.04        17366        11858.92
Apr-1999          13050.36        18024.93     11896.49
May-1999          12952.15        17574.71     11792.29
Jun-1999          13472.46        18531.59     11754.72
Jul-1999          13319.24        17937.72     11704.67
Aug-1999          13176.96        17825.54     11698.72
Sep-1999          12925.48        17316.59     11834.53
Oct-1999          13386.72        18399.56     11878.2

Past performance is not predictive of future results.

Graphs reflect investment growth of a $10,000 investment, since inception.

Total returns for more than one year are average total returns.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Fee waivers are voluntary and may be modified or terminated at any time.

THE VICTORY PORTFOLIOS                             Schedule of Investments
LifeChoice Conservative Investor Fund                     October 31, 1999
(Amounts in Thousands, Except Shares)

                                                                    Market
Security Description                                    Shares      Value

Mutual Funds (100.1%)
Equity Funds (32.7%):
Victory Value Fund                                      27,906      $  526
Victory Diversified Stock Fund, Class A                 31,573         566
Victory Special Value Fund, Class A                     19,674         258
INVESCO Dynamics Fund (b)                               10,506         225
Neuberger Berman Genesis Fund                            8,868         121
Victory Small Company Opportunity Fund, Class A          5,820         123
Victory International Growth Fund, Class A (b)          22,475         370
                                                                     2,189

Fixed Income/Specialty Funds (62.9%):
Victory Real Estate Investment Fund                     38,711         375
Victory Convertible Securities Fund                     75,719         984
Loomis Sayles Bond Fund, Institutional Class            61,479         705
Victory Investment Quality Bond Fund                    99,705         933
Victory Intermediate Income Fund                        57,362         535
Victory Fund For Income, Class A                        36,847         471
Victory Government Mortgage Fund                        19,100         203
                                                                     4,206

Money Market Funds (4.5%):
Victory Financial Reserves Fund                        298,526         299

Total Mutual Funds (Cost $6,703)                                     6,694
Total Investments (Cost $6,703) (a) -- 100.1%                        6,694
Liabilities in excess of other assets -- (0.1)%                         (8)
TOTAL NET ASSETS -- 100.0%                                          $6,686

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $170. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $  71
Unrealized depreciation                                           (250)
Net unrealized depreciation                                      $(179)

(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
LifeChoice Moderate Investor Fund                         October 31, 1999
(Amounts in Thousands, Except Shares)

                                                                   Market
Security Description                                  Shares       Value

Mutual Funds (100.0%)
Equity Funds (53.1%):
Victory Value Fund                                     130,513     $ 2,459
Victory Diversified Stock Fund, Class A                156,925       2,819
Victory Special Value Fund, Class A                     82,887       1,085
INVESCO Dynamics Fund (b)                               71,108       1,523
Neuberger Berman Genesis Fund                           76,883       1,047
Victory Small Company Opportunity Fund, Class A         29,107         614
Victory International Growth Fund, Class A (b)         155,514       2,567
                                                                    12,114

Fixed Income/Specialty Funds (43.7%):
Victory Real Estate Investment Fund                    132,366       1,284
Victory Convertible Securities Fund                    190,831       2,479
Loomis Sayles Bond Fund, Institutional Class            94,242       1,081
Victory Investment Quality Bond Fund                   273,148       2,557
Victory Intermediate Income Fund                       175,385       1,635
Victory Fund For Income, Class A                        17,688         226
Victory Government Mortgage Fund                        66,361         704
                                                                     9,966

Money Market Funds (3.2%):
Victory Financial Reserves Fund                        720,429         720
Total Mutual Funds (Cost $22,327)                                   22,800
Total Investments (Cost $22,327) (a) -- 100.0%                      22,800
Liabilities in excess of other assets -- 0.0%                           (2)
TOTAL NET ASSETS -- 100.0%                                         $22,798

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $265. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $ 621
Unrealized depreciation                                           (413)
Net unrealized appreciation                                      $ 208

(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
LifeChoice Growth Investor Fund                           October 31, 1999
(Amounts in Thousands, Except Shares)

                                                                   Market
Security Description                                   Shares      Value

Mutual Funds (100.0%)
Equity Funds (74.8%):
Victory Value Fund                                     115,577     $ 2,177
Victory Diversified Stock Fund, Class A                134,537       2,417
Victory Special Value Fund, Class A                     80,204       1,050
INVESCO Dynamics Fund (b)                               65,909       1,412
Neuberger Berman Genesis Fund                           64,189         874
Victory Small Company Opportunity Fund, Class A         40,692         858
Victory International Growth Fund, Class A (b)         197,719       3,264
                                                                    12,052

Fixed Income/Specialty Funds (21.4%):
Victory Real Estate Investment Fund                     94,404         916
Victory Convertible Securities Fund                     72,104         937
Loomis Sayles Bond Fund, Institutional Class            26,882         308
Victory Investment Quality Bond Fund                   138,159       1,293
                                                                     3,454

Money Market Funds (3.8%):
Victory Financial Reserves Fund                        612,383         612

Total Mutual Funds (Cost $15,545)                                   16,118
Total Investments (Cost $15,545) (a) -- 100.0%                      16,118
Liabilities in excess of other assets -- 0.0%                           (4)
TOTAL NET ASSETS -- 100.0%                                         $16,114

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $234. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $ 619
Unrealized depreciation                                           (280)
Net unrealized appreciation                                      $ 339

(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS               Statements of Assets and Liabilities
LifeChoice Funds                                         October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                              LifeChoice            LifeChoice             LifeChoice
                                                              Conservative          Moderate               Growth
                                                              Investor Fund         Investor Fund          Investor Fund
ASSETS:
Investments, at value (Cost $6,703; $22,327 & $15,545)        $6,694                $22,800                $16,118
Dividends receivable                                               1                      3                      2
Receivable from affiliates                                         9                     13                     13
Receivable for capital shares issued                               1                      1                      3
Unamortized organization costs                                    21                     21                     21
Prepaid expenses and other assets                                  3                      4                      2

         Total Assets                                          6,729                 22,842                 16,159

LIABILITIES:
Payable for organization costs                                    21                     21                     21
Accrued expenses and other payables:
     Investment advisory fees                                      1                      2                      1
     Transfer agent fees                                           3                      3                      5
     Other                                                        18                     18                     18

         Total Liabilities                                        43                     44                     45

NET ASSETS:
Capital                                                        6,778                 21,789                 15,079
Undistributed net investment income                               27                     48                     12
Net unrealized appreciation/depreciation from investments         (9)                   473                    573
Accumulated undistributed net realized gains (losses)
  from investment transactions                                  (110)                   488                    450

         Net Assets                                           $6,686                $22,798                $16,114

Outstanding units of beneficial interest (shares)                620                  1,956                  1,322
Net asset value
    Redemption price per share                                $10.78                $ 11.66                $ 12.19

Maximum sales charge                                            5.75%                  5.75%                  5.75%

Maximum offering price per share (100%/(100%-maximum sales
  charge) of net asset value adjusted to nearest cent)        $11.44                $ 12.37                $ 12.93

See notes to financial statements.

THE VICTORY PORTFOLIOS                            Statements of Operations
LifeChoice Funds                       For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                   LifeChoice           LifeChoice             LifeChoice
                                                                   Conservative         Moderate               Growth
                                                                   Investor Fund        Investor Fund          Investor Fund
Investment Income:
Dividend income                                                    $327                 $  625                 $  227

     Total Income                                                   327                    625                    227

Expenses:
Investment advisory fees                                             16                     46                     30
Administration fees                                                  12                     12                     12
Accounting fees                                                      42                     42                     38
Custodian fees                                                        1                      2                      2
Legal and audit fees                                                  5                      9                      7
Amortization of organization costs                                   10                     10                     10
Transfer agent fees                                                  10                     14                     20
Registration and filing fees                                         16                     20                     18
Printing fees                                                         2                      5                     11
Other                                                                 1                      2                      3

     Total Expenses                                                 115                    162                    151

Expenses voluntarily reduced                                         (8)                   (23)                   (15)

     Expenses before reimbursement from distributor                 107                    139                    136
     Expenses reimbursed                                            (92)                   (93)                  (106)

     Net Expenses                                                    15                     46                     30

Net Investment Income                                               312                    579                    197

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions            (13)                   499                    463
Change in unrealized appreciation/depreciation from investments     315                  1,379                  1,220

Net realized/unrealized gains from investments:                     302                  1,878                  1,683

Change in net assets resulting from operations                     $614                 $2,457                 $1,880


See notes to financial statements.

THE VICTORY PORTFOLIOS
LifeChoice Funds                       Statements of Changes in Net Assets
(Amounts in Thousands)


                                                    LifeChoice                                  LifeChoice
                                                   Conservative                                  Moderate
                                                   Investor Fund                               Investor Fund

                                                      Eleven                                       Eleven
                                       Year           Months         Period         Year           Months         Period
                                       Ended          Ended          Ended          Ended          Ended          Ended
                                       October 31,    October 31,    November 30,   October 31,    October 31,    November 30,
                                       1999           1998<F1>       1997<F3>       1999           1998<F2>       1997<F3>
From Investment Activities:
Operations:
    Net investment income              $   312        $   254        $   76         $    579       $   289        $    86
    Net realized gains/(losses)
      from investment transactions         (13)            92            95              499           457            137
    Net change in unrealized
      appreciation/depreciation
      from investments                     315           (223)         (101)           1,379        (1,156)           250

Change in net assets resulting
  from operations                          614            123            70            2,457          (410)           473

Distributions to Shareholders:
    From net investment income            (411)          (277)          (31)            (676)         (283)           (62)
    From net realized gains from
      investment transactions             (162)           (22)           --             (434)          (60)            --

Change in net assets from
  distributions to shareholders           (573)          (299)          (31)          (1,110)         (343)           (62)

Capital Transactions:
    Proceeds from shares issued          2,737          3,682         9,405           11,834        14,522          8,443
    Dividends reinvested                   573            299            30            1,110           342             60
    Cost of shares redeemed             (4,298)        (5,309)         (337)         (10,621)       (2,711)        (1,186)

Change in net assets from
  capital transactions                    (988)        (1,328)        9,098            2,323        12,153          7,317

Change in net assets                      (947)        (1,504)        9,137            3,670        11,400          7,728

Net Assets:
    Beginning of period                  7,633          9,137            --           19,128         7,728             --

    End of period                      $ 6,686        $ 7,633        $9,137         $ 22,798       $19,128        $ 7,728

Share Transactions:
    Issued                                 251            330           867            1,032         1,266            796
    Reinvested                              53             28             3               98            31              5
    Redeemed                              (396)          (485)          (31)            (923)         (239)          (110)

Change in shares                           (92)          (127)          839              207         1,058            691


<F1> Effective March 23,1998, the KeyChoice Income & Growth Fund became the Victory LifeChoice Conservative
Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Income & Growth Fund

<F2> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the Victory LifeChoice Moderate
Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund

<F3> For the period December 31, 1996 (commencement of operations) through November 30, 1997.




                                                   LifeChoice
                                                     Growth
                                                  Investor Fund

                                                      Eleven
                                       Year           Months         Period
                                       Ended          Ended          Ended
                                       October 31,    October 31,    November 30,
                                       1999           1998<F1>       1997<F2>
From Investment Activities:
Operations:
    Net investment income              $   197        $   110        $    25
    Net realized gains/(losses)
      from investment transactions         463            368            291
    Net change in unrealized
      appreciation/depreciation
      from investments                   1,220           (646)            (1)

Change in net assets resulting
  from operations                        1,880           (168)           315

Distributions to Shareholders:
    From net investment income            (295)          (117)           (19)
    From net realized gains from
      investment transactions             (338)          (227)            --

Change in net assets from
  distributions to shareholders           (633)          (344)           (19)

Capital Transactions:
    Proceeds from shares issued          7,578          6,322          9,564
    Dividends reinvested                   633            340             19
    Cost of shares redeemed             (5,362)        (1,647)        (2,364)

Change in net assets from
  capital transactions                   2,849          5,015          7,219

Change in net assets                     4,096          4,503          7,515

Net Assets:
    Beginning of period                 12,018          7,515             --

    End of period                      $16,114        $12,018        $ 7,515

Share Transactions:
    Issued                                 635            536            863
    Reinvested                              55             31              2
    Redeemed                              (452)          (139)          (207)

Change in shares                           238            428            658


<F1> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory LifeChoice Growth
Investor Fund. Changes in net assets prior to March 23, 1998 represent the KeyChoice Growth Fund

<F2> For the period December 31, 1996 (commencement of operations) through November 30, 1997.



See notes to financial statements.

THE VICTORY PORTFOLIOS
LifeChoice Funds                                      Financial Highlights
For a Share Outstanding Throughout Each Period

                                                LifeChoice                                LifeChoice
                                               Conservative                                Moderate
                                              Investor Fund                              Investor Fund

                                  Year           Period         Period         Year           Period         Period
                                  Ended          Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    November 30,   October 31,    October 31,    November 30,
                                  1999           1998<F3>       1997<F2>       1999           1998<F4>       1997<F2>

Net Asset Value,
  Beginning of Period             $10.72         $10.89         $10.00         $ 10.94        $ 11.19        $10.00

Investment Activities
    Net investment income           0.45           0.37           0.31            0.30           0.24          0.20
    Net realized and
      unrealized gains (losses)
      from investments              0.41          (0.12)          0.84<F7>        1.03          (0.14)         1.16

    Total from
      Investment Activities         0.86           0.25           1.15            1.33           0.10          1.36

Distributions
    Net investment income          (0.58)         (0.39)         (0.26)          (0.36)         (0.26)        (0.17)
    Net realized gains             (0.22)         (0.03)            --           (0.25)         (0.09)           --

    Total Distributions            (0.80)         (0.42)         (0.26)          (0.61)         (0.35)        (0.17)

Net Asset Value,
  End of Period                   $10.78         $10.72         $10.89         $ 11.66        $ 10.94        $11.19

Total Return                        8.24%          2.29%<F5>     11.62%<F5>      12.42%          0.90%<F5>    13.64%<F5>

Ratios/Supplementary Data:
Net Assets at end of
  period (000)                    $6,686         $7,633         $9,137         $22,798        $19,128        $7,728
Ratio of expenses to average
  net assets                        0.19%          0.23%<F6>      0.29%<F6>       0.20%          0.22%<F6>     0.27%<F6>
Ratio of net investment income
  to average net assets             3.97%          3.72%<F6>      3.41%<F6>       2.53%          2.32%<F6>     2.26%<F6>
Ratio of expenses to average
  net assets<F1>                    1.46%          1.50%<F6>      5.18%<F6>       0.71%          0.93%<F6>     3.32%<F6>
Ratio of net investment income
  to average net assets<F1>         2.70%          2.45%<F6>     (1.48)%<F6>      2.02%          1.61%<F6>     (.79)%<F6>
Portfolio Turnover                    57%            78%            19%             69%            42%           50%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Income & Growth Fund became the
Victory LifeChoice Conservative Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Income & Growth Fund.

<F4> Effective March 23, 1998, the KeyChoice Moderate Growth Fund became the
Victory LifeChoice Moderate Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Moderate Growth Fund.

<F5> Not annualized.

<F6>  Annualized.

<F7> The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.



                                               LifeChoice
                                                 Growth
                                              Investor Fund

                                   Year          Period         Period
                                   Ended         Ended          Ended
                                   October 31,   October 31,    November 30,
                                   1999          1998<F3>       1997<F2>
Net Asset Value,
  Beginning of Period              $ 11.08       $ 11.44       $10.00

Investment Activities
    Net investment income             0.16          0.13         0.11
    Net realized and
      unrealized gains (losses)
      from investments                1.51         (0.07)        1.43
    Total from
      Investment Activities           1.67          0.06         1.54

Distributions
    Net investment income            (0.25)        (0.14)       (0.10)
    Net realized gains               (0.31)        (0.28)          --
    Total Distributions              (0.56)        (0.42)       (0.10)

Net Asset Value,
  End of Period                    $ 12.19       $ 11.08       $11.44

Total Return                         15.33%         0.52%<F4>   15.46%<F4>

Ratios/Supplementary Data:
Net Assets at end of
  period (000)                     $16,114       $12,018       $7,515
Ratio of expenses to average
  net assets                          0.20%         0.23%<F5>    0.30%<F5>
Ratio of net investment income
  to average net assets               1.31%         1.19%<F5>    0.81%<F5>
Ratio of expenses to average
  net assets<F1>                      1.01%         1.16%<F5>    3.67%<F5>
Ratio of net investment income
  to average net assets<F1>           0.50%         0.26%<F5>   (2.56)%<F5>
Portfolio Turnover                      52%           30%         106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period December 31, 1996 (commencement of operations) through
November 30, 1997.

<F3> Effective March 23, 1998, the KeyChoice Growth Fund became the Victory
LifeChoice Growth Investor Fund. Financial highlights prior to March 23, 1998 represent the KeyChoice Growth Fund.

<F4> Not annualized.

<F5> Annualized.



See notes to financial statements.

THE VICTORY PORTFOLIOS                       Notes to Financial Statements
LifeChoice Funds                                          October 31, 1999

1. Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 32 active funds. Included are the financial statements and financial highlights of the LifeChoice Conservative Investor Fund, LifeChoice Moderate Investor Fund, and the LifeChoice Growth Investor Fund (collectively, the "Funds").

The LifeChoice Conservative Investor Fund seeks to provide current income combined with moderate growth of capital by allocating its assets primarily among registered investment companies that invest in fixed income securities and, to a lesser extent, equity securities. The LifeChoice Moderate Investor Fund seeks to provide growth of capital combined with a moderate level of current income by allocating its assets primarily among registered investment companies that invest in equity securities and, to a lesser extent, fixed income securities. The LifeChoice Growth Investor Fund seeks to provide growth of capital by allocating its assets primarily among registered investment companies that invest in equity securities.

2. Reorganization:

The Trust entered an Agreement and Plan of Reorganization with The SBSF Funds, Inc. d/b/a Key Mutual Funds pursuant to which all of the assets and liabilities of each Key Mutual Fund transferred to a Fund of the Victory Portfolios in exchange for shares of the corresponding Fund. The KeyChoice Income & Growth Fund transferred its assets and liabilities to the Victory LifeChoice Conservative Investor Fund. The KeyChoice Moderate Growth Fund transferred its assets and liabilities to the Victory LifeChoice Moderate Investor Fund. The KeyChoice Growth Fund transferred its assets and liabilities to the Victory LifeChoice Growth Investor Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 23, 1998, following approval by shareholders of SBSF Funds, Inc. d/b/a Key Mutual Funds at a special shareholder meeting held on March 6, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                       Before Reorganization              After Reorganization

                                                      Victory             Victory
                                                      LifeChoice          LifeChoice
                                  KeyChoice           Conservative        Conservative
                                  Income & Growth     Investor            Investor
                                  Fund                Fund                Fund
Shares (000)                         578              --                     578
Net Assets (000)                  $6,590              --                  $6,590
Net Asset Value                   $11.40              --                  $11.40
Unrealized appreciation (000)     $   84              --                  $   84

                                       Before Reorganization              After Reorganization

                                                      Victory             Victory
                                  KeyChoice           LifeChoice          LifeChoice
                                  Moderate Growth     Moderate Investor   Moderate Investor
                                  Fund                Fund                Fund
Shares (000)                          983             --                      983
Net Assets (000)                  $11,698             --                  $11,698
Net Asset Value                   $ 11.90             --                  $ 11.90
Unrealized appreciation (000)     $   708             --                  $   708

                                       Before Reorganization              After Reorganization

                                                      Victory             Victory
                                  KeyChoice           LifeChoice          LifeChoice
                                  Growth              Growth Investor     Growth Investor
                                  Fund                Fund                Fund
Shares (000)                         800              --                     800
Net Assets (000)                  $9,859              --                  $9,859
Net Asset Value                   $12.33              --                  $12.33
Unrealized appreciation (000)     $  495              --                  $  495

3. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:
Investments in registered investment companies are valued at the closing net asset value per share on the day of valuation. Short-term investments of the Funds are valued at amortized cost, which approximates market value or at original cost which, combined with accrued interest, approximates market value.

Securities Transactions and Related Income:
Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:
The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Dividends to Shareholders:
Dividends payable to shareholders are declared and distributed quarterly. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:
It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

Other:
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

Costs incurred in connection with the organization of the Funds are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations. Organization costs were paid by the Distributor on behalf of the Funds and are being amortized over a five-year period with a corresponding payable from the Funds to the Distributor to repay such cost at the conclusion of the amortization period.

4. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1999 were as follows (amounts in thousands):

                                            Purchases   Sales

LifeChoice Conservative Investor Fund       $ 4,276     $ 5,336
LifeChoice Moderate Investor Fund            17,687      15,091
LifeChoice Growth Investor Fund              10,339       7,481

5. Related Party Transactions:

Investment advisory services are provided to the Funds by Key Asset Management, Inc. ("the Advisor"), a wholly owned subsidiary of KeyCorp. Under the terms of the investment advisory agreements, the Advisor is entitled to receive fees based on a percentage of the average daily net assets of the Funds. KeyTrust Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Advisor, serving as custodian for the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as a Shareholder Servicing Agent for the Funds. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Funds. Certain officers of the Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the Funds for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.01% of the average daily net asset of each of the Funds with a minimum of $12,000 per fund per year.

BISYS Fund Services, Ohio Inc., an affiliate of BISYS, serves the Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of the average daily net assets of the Funds with a minimum monthly fee of $1,667 per Fund.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the year ended October 31, 1999:

                                               Investment Advisory Fees

                                              Percentage of    Voluntary
                                              Average Daily    Fee
                                              Net Assets       Reductions
                                                               (000)

LifeChoice Conservative Investor Fund         0.20%            $ 8
LifeChoice Moderate Growth Investor Fund      0.20%            $23
LifeChoice Growth Investor Fund               0.20%            $15

6. Federal Income Tax Information (Unaudited):

For the year ended October 31, 1999, the Funds' most recent fiscal year end for federal income tax purposes, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                   Qualified Dividend Income
LifeChoice Conservative Investor Fund                       33.71%
LifeChoice Moderate Growth Investor Fund                    24.28%
LifeChoice Growth Investor Fund                             25.61%

During the taxable year ended October 31, 1999, the following Funds paid long-term capital gain distributions:

                                                  Capital Gain Distributions
                                                            (000)
LifeChoice Conservative Investor Fund                       $162
LifeChoice Moderate Growth Investor Fund                     293
LifeChoice Growth Investor Fund                              273

These amounts are included in distributions to shareholders from net realized gains from investment transactions in the accompanying statements of changes in net assets.

7. Subsequent Events:

Distributions of short-term and long-term capital gains were declared and paid November 19 to shareholders of record on November 18, 1999, as follows:

                                             Short-Term    Long-Term
                                             Capital       Capital
                                             Gain          Gain         Total

LifeChoice Conservative Investor Fund        .0953            --       .0953
LifeChoice Moderate Growth Investor Fund     .3101         .0793       .3894
LifeChoice Growth Investor Fund              .4866         .0452       .5318

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of The Victory Portfolios:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the LifeChoice Conservative Investor Fund, the LifeChoice Moderate Investor Fund, and the LifeChoice Growth Investor Fund (three of the funds constituting The Victory Portfolios) at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods presented, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 16, 1999

                                 LOGO (R)
                              Victory Funds
Call Victory at:                                    Visit our web site at:
800-539-FUND (800-539-3863)                           www.victoryfunds.com

                                                           1AR-LCHF  10/99